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Exhibit 32





                                CERTIFICATION OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the accompanying quarterly report on Form 10-QSB of Rocketinfo Inc. for the quarter ended September 30, 2004, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

1. the Quarterly Report on Form 10-QSB of Rocketinfo Inc. for the quarter ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       the information  contained  in  the Quarterly Report on Form 10-QSB for
         the quarter ended September 30, 2004, fairly presents in all   material
         respects, the financial condition and results of operations of Rocketinfo Inc.

               By:   /s/ Gary Campbell
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Name:          Gary Campbell
Title:         Chief Executive Officer
Date:          November 12, 2004



               By:   /s/ Karl Harz
               -----------------------
Name:          Karl Harz
Title:         Chief Financial Officer
Date:          November 12, 2004